Exhibit 10.3
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                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------

          THIS AGREEMENT made and entered into as of the 12th day of January, 2001 (the "Grant Date"), by and between CyPost Corporation, a Delaware corporation (the "Company"), and Tami Allan, an employee of the Company (the "Participant").

                                 R E C I T A L S
                                 ---------------

          WHEREAS, the Company believes it to be in the best interests of the Company and its stockholders for employees to obtain or increase their stock ownership interest in the Company in order that they will have a greater incentive to work for and manage the Company's affairs.

          WHEREAS, the Participant is an employee of the Company and has been selected by the Board of Directors of the Company (the "Board") to receive an option to buy shares of the Company's Common Stock, par value $.001 per share ("Stock").

                                A G R E E M E N T
                                -----------------

          NOW, THEREFORE, in consideration of the promises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

          1. Grant. Subject to the terms and conditions of this Agreement, the Company hereby grants to the Participant an option to purchase from the Company all or any part of an aggregate number of 125,000 shares of Stock (hereinafter such shares of Stock are referred to as the "Option Shares", and the option to purchase the Option Shares is referred to as the "Option").

          2. Vesting. The Option shall vest and become exercisable by the Participant, as to the number of Optioned Shares set forth, as follows: -

          (a)  25,000 vest immediately;

          (b)  25,000 vest on January 25, 2001; and

          (c) 25,000 vest at the end of each six (6) month period commencing January 25, 2001.

          3. Price. The price to be paid for the Option Shares shall be ten cents ($0.10) per share, which price represents the average closing price of the Stock for the five trading days prior to, and including, the date of this Agreement, as listed in the "Pink Sheets" (the "Option Price"), rounded to the nearest whole cent.

          4. Term. This Option shall expire on, and may not be exercised after, January 12, 2011 (the "Expiration Date").

          5. Method of Exercise.

          (a) The Option may be exercised only by written notice, delivered or mailed by postpaid registered or certified mail, addressed to the Treasurer of the Company at the Company's principal executive offices specifying the number of Option Shares being purchased. Such notice shall be accompanied by payment of the entire Option Price for the number of Option Shares being purchased:

               i. in cash or its equivalent;

               ii. in shares of Stock whose fair market value is at least equal to the aggregate Option Price payable for the Option Shares, which shares of Stock have been held by the Participant for at least six (6) months prior to the date of exercise of the Option;

               iii. through a special sale and remittance procedure pursuant to which the Participant (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the Option Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the Option Shares plus all applicable Federal, provincial, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and, (B) to the Company to deliver certificates for the Option Shares directly to such brokerage firm in order to complete the sale;

               iv. such other consideration as the Board may approve, so long as the fair market value of such consideration, as determined by the Board in its reasonable discretion, is no less than the aggregate Option Price payable for the Option Shares; or

               v. any combination of such items.

          (b) Option Shares of Stock tendered shall be duly endorsed in blank or accompanied by stock powers duly endorsed in blank. Upon receipt of the payment of the entire purchase price of the Option Shares so purchased, certificates for such Option Shares shall be issued to the Participant. The Option Shares so purchased shall be fully paid and nonassessable.

          6. Termination of Employment.

          (a) Except as otherwise provided by the Board, if the Participant ceases to be an employee of the Company for any reason other than death, disability or cause (as


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

     defined below), then the Participant may exercise the Option, if vested and exercisable as of the date of the Participant's termination, for a period of twelve (12) months after such termination of employment, but in no event beyond the Expiration Date of the Option.

          (b) If the Participant ceases to be an employee of the Company by reason of death or disability (as defined below), then the Participant (or the Participant's beneficiary or estate in the event of the Participant's death) may exercise the Option, if vested and exercisable as of the date of the Participant's death or disability, for a period of twenty-four (24) months following the date of death or disability, but in no event beyond the Expiration Date. For the purposes of this Agreement "disability" shall mean physical or mental disability or infirmity that prevents Participant from performing substantially the duties assigned to him/her (based upon such competent medical evidence as shall be presented to the Company by any physician or group of physicians or other competent medical experts employed by the Company) for a continuous period of more than 180 days. Participant shall cooperate fully with the Company in providing all medical information reasonably requested by such medical experts and shall provide such medical experts with the medical records of Participant's personal physician which relate to the disability, provided that such medical experts give adequate assurances of protecting the confidentiality of such records if requested by Participant. If reasonably requested by the Company, the Participant will submit to an examination by a physician designated by the Company, which examination shall be at the Company's expense.

          (c) If the Participant ceases to be an employee of the Company for cause (as defined below), the Option (whether or not vested) shall immediately terminate upon such termination of employment. For the purposes of this Agreement, Participant shall be considered terminated for "cause" if Participant:

               i. Is convicted of, or enters a plea of nolo contendere to, a felony (other than a traffic related offense) under any Federal, state, provincial or local law or any felony involving the Company. Conviction includes any final disposition of the charge which does not result in the charges being completely dismissed or Participant being completely acquitted;

               ii. Engages in willful or gross misconduct or gross negligence in performing his/her duties and such conduct is not cured within thirty days of the date written notice of such conduct is received by Participant from the Board; or

               iii. engages in fraud, misappropriation or embezzlement.

          7. No Rights as a Stockholder.

          (a) The Participant shall not be deemed for any purposes to be a stockholder of the Company with respect to any shares which may be acquired hereunder except to


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

     the extent that the Option shall have been exercised with respect thereto and a stock certificate issued therefor.

          (b) Neither the Participant nor his/her beneficiary or estate shall be, or have any of the rights of, a stockholder of the Company unless and until the shares of Stock being exercised have been paid for in full and the certificates representing such shares shall have been issued and delivered to him/her.

          8. Nontransferability; Collateral. The Option shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Participant only by the Participant. The Option may not be assigned, mortgaged or pledged as any type of security or collateral.

          9. Restrictions on Transfers of Stock. The Participant agrees for himself/herself and his/her heirs, legatees and legal representatives, with respect to all shares of Stock acquired pursuant to the terms and conditions of this Agreement (or any shares of Stock issued pursuant to a stock dividend or stock split thereon or any securities issued in lieu thereof or in substitution or exchange therefor), that he/she and his/her heirs, legatees and legal representatives will not sell or otherwise dispose of such shares except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or except in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act. As further conditions to the issuance of the Option Shares, the Participant agrees for himself/herself, and his/her heirs, legatees and legal representatives, prior to such issuance, to execute and deliver to the Company such investment representations and warranties, and to take such other actions, as counsel for the Company determines may be necessary or appropriate for compliance with the Act and any applicable securities laws. Unless otherwise determined by the Board, the Participant agrees that any certificate representing shares of Stock acquired upon exercise of the Option shall bear the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT, PURSUANT TO RULE 144 OR PURSUANT TO AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT, AND SUCH QUALIFICATION IS NOT REQUIRED UNDER APPLICABLE STATE SECURITIES LAWS.


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

          10. Removal of Restrictions of Transfer. The Company covenants and agrees that if the Company shall register the Option Shares on a Registration Statement on Form S-8, or any successor forms, the Company shall cause the restrictive legends referred to in Paragraph 9 hereof to be removed from the certificates representing the Option Shares.

          11. Adjustments. If the Company shall at any time change the number of shares of its Stock without new consideration to the Company (such as by stock dividend, stock split or similar transaction), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to the change in issued shares, and the Option Price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed. In the event there shall be any change, other than as specified above, in the number or kind of outstanding shares of Stock or of any stock or other securities into which such Stock shall have been changed or for which it shall have been exchanged, then if the Board shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of shares subject to the Option, such adjustment shall be made by the Board. The Option Price for each share of Stock or other securities substituted or adjusted as provided in this paragraph shall be determined by dividing the Option Price for each share prior to such substitution or adjustment by the number of shares or the fraction of a share substituted for such share or to which such share shall have been adjusted. No adjustment or substitution provided for in this paragraph shall require the Company to sell a fractional share.

          12. Powers of Company Not Affected. The existence of the Option herein granted shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting the Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise

          13. No Right to Employment. Neither the granting of this Option nor its exercise shall be construed as granting to the Participant any right with respect to continued employment by the Company.

          14. Interpretation. As a condition of the granting of the Option, the Participant agrees for himself/herself and his/her legal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Board in its sole discretion, and any interpretation by the Board of the terms of this Agreement shall be final, binding and conclusive.

          15. Amendment or Modification. No term or provision of this Agreement may be amended, modified or supplemented orally, but only by an instrument in writing signed by the party against whom or which the enforcement of the amendment, modification or supplement is sought.


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

          16. Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers and its corporate seal hereunto affixed, and the Participant has hereunto affixed his/her hand the day and year first above written.

                                        "COMPANY"

                                        CYPOST CORPORATION


                                        By:          /s/ Robert Adams
                                              ---------------------------------
                                        Its:         President
                                              ---------------------------------



                                        "PARTICIPANT"


                                            /s/ Tami Allan
                                        -------------------------------------
                                        Tami Allan



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